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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



     Date of Report (date of earliest event reported): October 11, 1999

                          METROTRANS CORPORATION
           (Exact Name of Registrant as Specified in Charter)



         Georgia                           0-23808                58-1393777
(State or Other Jurisdiction       (Commission File No.)    (IRS Employer
 of Incorporation)                                        Identification No.)



     777 Greenbelt Parkway, Griffin, Georgia                30223
      (Address of Principal Executive Offices)             (Zip Code)




                            (770) 229-5995
           (Registrant's telephone number, including area code)

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Item 5.  Other Events

     The Company's press release dated October 12, 1999, announcing the delisting of the Company's common stock from the Nasdaq National Market effective as of the close of trading on October 11, 1999 and listing of the common stock on the OTC Bulletin Board is filed as Exhibit 99 to this report.

Item 7.  Financial Statements and Exhibits
(c)      Exhibits.
ExhibitNumber       Description
------       -----------99           Press Release, dated October 12, 1999,
             filed herewith.

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                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                              METROTRANS CORPORATION
(Registrant)



                              /s/ John G. Wallace
                              John G. Wallace
                              President and Chief Executive Officer


Date: October 12, 1999

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                                  EXHIBIT INDEX

Exhibit
Number       Description
------       ------------

99           Form of Press Release, dated October 12, 1999

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